BE AEROSPACE, INC.
EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BE Aerospace, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas P. McCaffrey, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2008	By: /s/ Thomas P. McCaffrey
Thomas P. McCaffrey
Senior Vice President, Chief Financial Officer and Treasurer